================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   __________


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): December 14, 1998
                                                        -----------------

                                  __________


                        ALLMERICA FINANCIAL CORPORATION
                         -----------------------------
            (Exact name of Registrant as specified in its charter)


        Delaware                       1-13754                  04-3263626
        --------                       -------                  ----------
(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer I.D.
of Incorporation)                                          Number)


                                   __________


          440 Lincoln Street, Worcester, Massachusetts       01653
          --------------------------------------------     ---------
           (Address of Principal Executive Offices)        (Zip Code)


                                  (508) 855-1000
               ------------------------------------------------
              Registrant's Telephone Number, including area code



                              Page 1 of  pages 5
                            Exhibit Index on page 5


================================================================================

Item 5. Other Events

     On December 14, 1998, Allmerica Financial Corporation issued a press release, a copy of which is attached as an exhibit hereto, relating to the consummation of the merger of Citizens Acquisition Corporation with and into Citizens Corporation. As a result of such merger, Citizens Corporation became a wholly-owned subsidiary of Allmerica Financial.

Item 7.  Financial Statements and Exhibits

         Exhibit 99   Press release of Allmerica Financial dated
                      December 14, 1998

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ALLMERICA FINANCIAL CORPORATION



                                    By:        /s/ Edward J. Parry, III
                                        --------------------------------------
                                      Title: Vice President, Treasurer and
                                             Chief Financial Officer


Date:  December 14, 1998

Exhibit Index                                                   Page
-------------                                                   ----

Exhibit 99     Press release of Allmerica Financial dated
               December 14, 1998                                   6